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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): December 13, 1999



                      METROMEDIA INTERNATIONAL GROUP, INC.
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             (Exact name of registrant as specified in its charter)



         DELAWARE                     1-5706                 58-0971455
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     (State or other               (Commission             (IRS Employer
     jurisdiction of               File Number)         Identification No.)
     incorporation)




    ONE MEADOWLANDS PLAZA, EAST RUTHERFORD, NEW JERSEY        07073-2137
--------------------------------------------------------------------------------
         (Address of principal executive offices)             (Zip Code)



Registrant's telephone number, including area code:  (201) 531-8000
                                                     ---------------------------







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ITEM 5.  OTHER EVENTS

                  On December 13, 1999, Metromedia International Group, Inc. (the "Company") issued a press release a copy of which is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

                  The press release filed as an exhibit to this report includes "safe harbor" language, pursuant to the Private Securities Litigation Reform Act of 1995, indicating that certain statements about the Company's business contained in the press release are "forward-looking" rather than "historic." The press release also states that a more thorough discussion of factors affecting the Company's operating results are included in the Company's Annual Report on Form 10-K/A for the fiscal year ended December 31, 1998, its Quarterly Report on Form 10-Q/A for the fiscal quarters ended March 31, 1999, and June 30,1999, its Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 1999 and other reports filed by the Company with the Securities and Exchange Commission.

ITEM 7.  EXHIBITS

         (a) Financial Statements of Business Acquired.

             Not applicable.

         (b) Pro Forma Financial Information.

             Not applicable.

         (c) Exhibits.


         EXHIBIT NUMBER                        DESCRIPTION

             99.1                 Press Release, dated December 13,
                                  1999.








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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          METROMEDIA INTERNATIONAL
                                          GROUP, INC.





Date: December 14, 1999                   By: /s/ Silvia Kessel
                                              ---------------------------------
                                              Silvia Kessel
                                              Executive Vice President, Chief
                                              Financial Officer and Treasurer






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                                  EXHIBIT INDEX





      EXHIBIT NUMBER                 DESCRIPTION                      PAGE NO.


           99.1        Press Release, dated December 13, 1999.